UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 28, 2018 (November 27, 2018)
(Date of earliest event reported)

FOUR CORNERS PROPERTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-37538

Maryland	47-4456296
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
591 Redwood Highway, Suite 1150, Mill Valley, California 94941
(Address of principal executive offices, including zip code)
(415) 965-8030
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
CEO Employment Agreement
On November 27, 2018, Four Corners Property Trust, Inc. (the "Company") entered into an Employment Agreement (the "CEO Employment Agreement") with the Company's Chief Executive Officer, William Lenehan, pursuant to which Mr. Lenehan will continue to serve as the Company's Chief Executive Officer. The term of Mr. Lenehan’s employment under the CEO Employment Agreement (the “Term”) will be for an initial period ending on November 27, 2021, or such earlier date upon which Mr. Lenehan's employment may be terminated in accordance with the terms of the CEO Employment Agreement, and will automatically renew for additional one year periods unless either party gives written notice of nonrenewal. The CEO Employment Agreement provides Mr. Lenehan with the following compensation benefits:

•
annual base salary of $525,000, subject to annual review and adjustment by the Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of the Company and the other independent directors of the Board;

•	eligibility to participate in the Company’s existing and future bonus and equity incentive plans and other incentive compensation programs for senior executives of the Company; and

•	eligibility to participate in all employee benefit and insurance plans sponsored or maintained by the Company for senior executives of the Company.
The CEO Employment Agreement provides that if Mr. Lenehan’s employment is involuntarily terminated by the Company without "cause" (including a termination due to the Company’s nonrenewal of the Term) or voluntarily terminated by Mr. Lenehan for "good reason" (each, as defined in the CEO Employment Agreement), then subject to Mr. Lenehan’s compliance with the restrictive covenants set forth in the CEO Employment Agreement and his execution and nonrevocation of a release of claims substantially in the form attached to the CEO Employment Agreement, Mr. Lenehan will be eligible to receive a severance payment of (A) a lump-sum amount equal to 1.5 times the sum of (i) Mr. Lenehan's base salary in effect as of the date of termination and (ii) except in the case of termination due to the Company's nonrenewal of the Term, Mr. Lenehan's target annual bonus amount in effect as of the date of termination, and (B) the annual bonus earned by Mr. Lenehan for the fiscal year of termination, based on actual full-year performance, pro-rated to reflect Mr. Lenehan's time of service for such fiscal year through the date of termination, payable in a lump-sum at the time the Company pays bonuses to its senior executives. In addition, the Company shall reimburse Mr. Lenehan on a monthly basis for up to 18 months of health care benefits coverage at the same level provided to Mr. Lenehan at the time of his termination.
The CEO Employment Agreement further provides that if Mr. Lenehan’s employment is involuntarily terminated by the Company without "cause" or voluntarily terminated by Mr. Lenehan for "good reason" (each, as defined in the CEO Employment Agreement), in each case immediately prior to, on, or within 24 months following a "change in control" of the Company (as defined in the CEO Employment Agreement), then subject to Mr. Lenehan’s compliance with the restrictive covenants set forth in the CEO Employment Agreement and his execution and nonrevocation of a release of claims substantially in the form attached to the CEO Employment Agreement, Mr. Lenehan will be eligible to receive a severance payment of (A) a lump-sum amount equal to 2.5 times the sum of (i) Mr. Lenehan's base salary in effect as of the date of termination and (ii) Mr. Lenehan's target annual bonus amount in effect as of the date of termination, and (B) the annual bonus earned by Mr. Lenehan for the fiscal year of termination, based on actual full-year performance, pro-rated to reflect Mr. Lenehan's time of service for such fiscal year through the date of termination, payable in a lump-sum at the time the Company pays bonuses to its senior executives. In addition, the Company shall reimburse Mr. Lenehan on a monthly basis for up to 18 months of health care benefits coverage at the same level provided to Mr. Lenehan at the time of his termination.
The CEO Employment Agreement further provides that if Mr. Lenehan’s employment is terminated due to his death or "disability" (as defined in the CEO Employment Agreement), then the Company shall reimburse Mr. Lenehan (or his eligible dependents in the event of his death) on a monthly basis for up to 18 months of health care benefits coverage at the same level provided to Mr. Lenehan at the time of his termination.
The CEO Employment Agreement includes a clawback provision, requiring Mr. Lenehan to repay any compensation received by Mr. Lenehan back to the Company, to the extent any such compensation paid to him is, or in the future becomes, subject to (i) any lawful clawback or recoupment policy adopted by the Company that applies to the Company’s executive officers, or (ii) any law, government regulation or stock exchange listing requirement which imposes mandatory recoupment, under circumstances set forth in such law, government regulation or stock exchange listing requirement.
Under the CEO Employment Agreement, Mr. Lenehan shall bear the expense and be solely responsible for any "excise tax" (as defined in the CEO Employment Agreement). However, if Mr. Lenehan becomes subject to taxation under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), after taking into account any reduction in payments provided by reason of Section 280G of the Code in any other plan, arrangement or agreement, the payments and benefits payable to him by Company will be reduced such that the excise tax under Section 4999 of the Code does not apply, unless he would be better off on an after-tax basis receiving all such payments and benefits.
Under the CEO Employment Agreement, Mr. Lenehan  is required to own shares of the Company's common stock or common stock equivalents that have a market value equal to at least six times his annual base salary, subject to the terms of the Company’s stock ownership and retention guidelines.
The CEO Employment Agreement also requires Mr. Lenehan to comply with several restrictive covenants, including non-disclosure of the Company's confidential information, non-disparagement of the Company, and non-solicitation of Company employees during and after the Term.
The above description of the CEO Employment Agreement is a summary of its material terms, does not purport to be complete and is qualified in its entirety by reference to the CEO Employment Agreement, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.
NEO Employment Agreements
On November 27, 2018, the Company also entered into Employment Agreements (the "NEO Employment Agreements") with the Company's Chief Financial Officer, Gerald Morgan, and the Company's General Counsel, James Brat, pursuant to which Mr. Morgan and Mr. Brat will continue to serve as the Company's Chief Financial Officer and General Counsel, respectively. The term for Mr. Morgan's and Mr. Brat's employment under the NEO Employment Agreements (the "NEO Term") will be for an initial period ending on November 27, 2021, or such earlier date upon which Mr. Morgan's or Mr. Brat's employment may be terminated in accordance with the terms of the NEO Employment Agreements, and will automatically renew for additional one year periods unless Mr. Morgan or Mr. Brat, as applicable, or the Company give written notice of nonrenewal. The NEO Employment Agreements provide Mr. Morgan and Mr. Brat with the following compensation benefits:
•annual base salaries of $375,000, for Mr. Morgan, and $300,000, for Mr. Brat, subject to annual review and adjustment by the Compensation Committee in consultation with the Company's Chief Executive Officer;
•eligibility to participate in the Company’s existing and future bonus and equity incentive plans and other incentive compensation programs for senior executives of the Company; and
•eligibility to participate in all employee benefit and insurance plans sponsored or maintained by the Company for senior executives of the Company.
The NEO Employment Agreements provide that if Mr. Morgan’s or Mr. Brat's employment is involuntarily terminated by the Company without "cause" (including a termination due to the Company’s nonrenewal of the NEO Term) or voluntarily terminated by Mr. Morgan or Mr. Brat for "good reason" (each, as defined in the NEO Employment Agreements), then subject to Mr. Morgan's and Mr. Brat's compliance with the restrictive covenants set forth in the NEO Employment Agreements and their execution and nonrevocation of a release of claims substantially in the form attached to the NEO Employment Agreements, Mr. Morgan and Mr. Brat will be eligible to receive a severance payment of (A) a lump-sum amount equal to 1.0 times the sum of (i) their respective base salary in effect as of the date of termination and (ii) except in the case of termination due to the Company's nonrenewal of the NEO Term, their respective target annual bonus amount in effect as of the date of termination, and (B) the annual bonus earned by Mr. Morgan or Mr. Brat, as applicable, for the fiscal year of termination, based on actual full-year performance, pro-rated to reflect their respective time of service for such fiscal year through the date of termination, payable in a lump-sum at the time the Company pays bonuses to its senior executives. In addition, the Company shall reimburse Mr. Morgan or Mr. Brat on a monthly basis for up to 18 months of health care benefits coverage at the same level provided to them at the time of their termination.
The NEO Employment Agreements further provide that if Mr. Morgan's or Mr. Brat's employment is involuntarily terminated by the Company without "cause" or voluntarily terminated by Mr. Morgan or Mr. Brat for "good reason" (each, as defined in the NEO Employment Agreements), in each case immediately prior to, on, or within 24 months following a "change in control" of the Company (as defined in the NEO Employment Agreements), then subject to Mr. Morgan's and Mr. Brat's compliance with the restrictive covenants set forth in the NEO Employment Agreements and their execution and nonrevocation of a release of claims substantially in the form attached to the NEO Employment Agreements, Mr. Morgan and Mr. Brat will be eligible to receive a severance payment of (A) a lump-sum amount equal to 1.5 times the sum of (i) their respective base salary in effect as of the date of termination and (ii) their respective target annual bonus amount in effect as of the date of termination, and (B) the annual bonus earned by Mr. Morgan or Mr. Brat, as applicable, for the fiscal year of termination, based on actual full-year performance, pro-rated to reflect their respective time of service for such fiscal year through the date of termination, payable in a lump-sum at the time the Company pays bonuses to its senior executives. In addition, the Company shall reimburse Mr. Morgan or Mr. Brat on a monthly basis for up to 18 months of health care benefits coverage at the same level provided to them at the time of their termination.

The NEO Employment Agreements further provide that if Mr. Morgan's or Mr. Brat's employment is terminated due to death or "disability" (as defined in the NEO Employment Agreements), then the Company shall reimburse Mr. Morgan or Mr. Brat (or their eligible dependents in the event of their death), as applicable, on a monthly basis for up to 18 months of health care benefits coverage at the same level provided to Mr. Morgan or Mr. Brat at the time of his termination.
The NEO Employment Agreements include a clawback provision, requiring Mr. Morgan and Mr. Brat to repay any compensation received by them back to the Company, to the extent any such compensation paid to the them is, or in the future becomes, subject to (i) any lawful clawback or recoupment policy adopted by the Company that applies to the Company’s executive officers, or (ii) any law, government regulation or stock exchange listing requirement which imposes mandatory recoupment, under circumstances set forth in such law, government regulation or stock exchange listing requirement.
Under the NEO Employment Agreements, Mr. Morgan and Mr. Brat shall bear the expense and be solely responsible for any "excise tax" (as defined in the NEO Employment Agreements). However, if Mr. Morgan or Mr. Brat becomes subject to taxation under Section 4999 of the Code, after taking into account any reduction in payments provided by reason of Section 280G of the Code in any other plan, arrangement or agreement, the payments and benefits payable to them by Company will be reduced such that the excise tax under Section 4999 of the Code does not apply, unless they would be better off on an after-tax basis receiving all such payments and benefits.
Under the NEO Employment Agreements, Mr. Morgan and Mr. Brat are required to own shares of the Company's common stock or common stock equivalents that have a market value equal to at least three times their annual base salary, subject to the terms of the Company’s stock ownership and retention guidelines.
The NEO Employment Agreements also require Mr. Morgan and Mr. Brat to comply with several restrictive covenants, including non-disclosure of the Company's confidential information, non-disparagement of the Company, and non-solicitation of Company employees during and after the NEO Term.
The above description of the NEO Employment Agreements is a summary of their material terms, does not purport to be complete and is qualified in its entirety by reference to the NEO Employment Agreements with Mr. Morgan and Mr. Brat, copies of which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this report and are incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Employment Agreement dated as of November 27, 2018, by and between Four Corners Property Trust, Inc. and William Lenehan
10.2	Employment Agreement dated as of November 27, 2018, by and between Four Corners Property Trust, Inc. and Gerald Morgan
10.3	Employment Agreement dated as of November 27, 2018, by and between Four Corners Property Trust, Inc. and James Brat

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ James L. Brat
James L. Brat General Counsel and Secretary
Date: November 28, 2018

EXHIBIT LIST

Exhibit No.	Exhibit Description
10.1	Employment Agreement dated as of November 27, 2018, by and between Four Corners Property Trust, Inc. and William Lenehan
10.2	Employment Agreement dated as of November 27, 2018, by and between Four Corners Property Trust, Inc. and Gerald Morgan
10.3	Employment Agreement dated as of November 27, 2018, by and between Four Corners Property Trust, Inc. and James Brat